EXHIBITS TABLE


            21.1  Monthly Remittance Report for the month of July, 1996.

                     ALLIANCE FUNDING COMPANY
    by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                       Designated Servicer
                      SERVICER'S CERTIFICATE

                        1996-1 Sub-Pool 1

        In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996
           Lee Servicing Company reports the following information pertaining to Series 1996-1 Sub-Pool 1 for
               July 25, 1996, the Remittance date.

                  Due period ended: July 1, 1996
- -------------------------------------------------------------------------------
                                                                          1 of 4

   1 Total Actual Principal Collections                    841,085.84
   2 Total Actual Interest Collections                     742,291.35
   3 Additional Proceeds                                         0.00
                                                   ------------------
   4           Total Collections:                        1,583,377.19
   5 Pre-Funding Account Transfer                                0.00
   6 Interest Coverage Account Transfer                          0.00
                                                   ------------------
   7           Additional Transfers:                             0.00

                                                   ------------------
   8 Aggregate Amount Received:                          1,583,377.19

     Monthly Advance
   9      Delinquent Interest                               12,762.87
  10      Compensating Interest                              3,326.90
  11      Amounts Held for Future Distributions                  0.00
                                                   ------------------
  12 Available Remittance Amount:                        1,599,466.96
  13 Less:     Service Fees                                 42,494.99
  14              Expense Account Deposit:                   1,966.85
                                                   ------------------
  15 Adjusted Remittance Amount:                         1,555,005.12

     Remaining Amount Available:

  16           Adjusted Remittance Amount                1,555,005.12
  17           Insured Payments                                  0.00
  18           Insurance Account Deposit @ 13 bp             8,603.89
                  the Ending Principal balance
  19           Class Remittance Amounts                  1,546,401.23
  20           Non-Recoverable Advances not
                  previously reimbursed                          0.00
                                                   ==================
  21 Total Remaining Amount Available:                           0.00
                                                   ==================

     Amount of Reimbursements Pursuant to Sec. 5.04
  22      Servicing Fee                                          0.00
  23      Monthly Advances and Servicer Advances                 0.00
  24      Other Mortgage Payments                                0.00
  25      Interest Earned on P&I Deposits                        0.00
  26      Additional Servicing Compensation                      0.00
- --------------------------------------------------------------------------------

                     ALLIANCE FUNDING COMPANY
    by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                       Designated Servicer
                      SERVICER'S CERTIFICATE

                        1996-1 Sub-Pool 1

        In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996
           Lee Servicing Company reports the following information pertaining to Series 1996-1 Sub-Pool 1 for
               July 25, 1996, the Remittance date.

                  Due period ended: July 1, 1996

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       2 of 4

                                                           Total            Class A1          Class A2          Class A3
                                                           -----            --------          --------          --------
  27 Number of Loans                                             1314
  28 Original Loan balance                              80,261,573.22      19,263,430.91     34,998,934.11      7,499,771.60
  29 Pre-Funding Account Balance                                 0.00               0.00              0.00              0.00
  30 Additional principal reduction                        746,428.68         746,428.68              0.00              0.00
  31 Realized losses, LTD                                        0.00               0.00              0.00              0.00
  32 Carryforward amount                                         0.00               0.00              0.00              0.00
                                                    -------------------------------------------------------------------------
  33 Total class principal                              79,515,144.54      18,517,002.23     34,998,934.11      7,499,771.60
  34  Pool factor per loan balance                         86.4600387%        23.2089529%       42.1673905%        9.0358694%
  35  Factor per class balance                            100.0000000%        26.5060241%       42.1686747%        9.0361446%
  36 Class R Remittance                                    242,634.04
  37 Additional Principal due Class A                     (242,634.04)
  38 Interest remittance @ Class Yield                     462,681.35         100,609.05        199,493.92         44,498.64
     Principal additions:
  39  Number of loans                                               0
  40  Transfers from Pre-Funding Account                         0.00               0.00              0.00              0.00
     Principal reductions:
  41  Prepayments - number                                         12                 12
  42  Prepayments - dollar                                 778,338.00         778,338.00              0.00              0.00
  43  Net Liquidation Proceeds                                   0.00               0.00              0.00              0.00
  44  Curtailments                                               0.00               0.00              0.00              0.00
  45  Normal and excess payments                            62,747.84          62,747.84              0.00              0.00
  46  Pre-Funding Account Transfer                               0.00               0.00              0.00              0.00
                                                 ----------------------------------------------------------------------------
  47 Total principal Remittance                            841,085.84         841,085.84              0.00              0.00
  48 Additional principal reduction                        242,634.04         242,634.04              0.00              0.00
                                                 ============================================================================
  49 Total remittance                                    1,546,401.23       1,184,328.93        199,493.92         44,498.64
                                                 ============================================================================
  50 Current Month Realized Loss - number                           0                  0
  51 Current Month Realized Loss - dollar                        0.00               0.00
  52 Number of Loans                                             1302
     Class principal balance - end of month
  53 Loan balance                                       79,420,487.38      18,422,345.07     34,998,934.11      7,499,771.60
  54 Pre-Funding Account Balance                                 0.00               0.00              0.00              0.00
  55 Additional principal reduction,  LTD                  989,062.72         989,062.72              0.00              0.00
  56 Realized losses, LTD                                        0.00               0.00              0.00              0.00
                                                 ----------------------------------------------------------------------------
  57 Total Class A principal                            78,431,424.66      17,433,282.35     34,998,934.11      7,499,771.60
  58 Class factor per loan balance                         85.4466823%        22.1955965%       42.1673905%        9.0358694%
  59 Class factor per class balance                        94.4956924%        21.0039546%       42.1673905%        9.0358694%
- -----------------------------------------------------------------------------------------------------------------------------------

                                                      Class A4         Class A5        Class R
                                                      --------         --------        -------
  27 Number of Loans
  28 Original Loan balance                            9,999,695.46    8,499,741.14
  29 Pre-Funding Account Balance                              0.00            0.00
  30 Additional principal reduction                           0.00            0.00
  31 Realized losses, LTD                                     0.00            0.00
  32 Carryforward amount                                      0.00            0.00
                                                 ----------------------------------
  33 Total class principal                            9,999,695.46    8,499,741.14
  34  Pool factor per loan balance                      12.0478259%     10.2406520%
  35  Factor per class balance                          12.0481928%     10.2409639%
  36 Class R Remittance                                                                242,634.04
  37 Additional Principal due Class A                                                 (242,634.04)
  38 Interest remittance @ Class Yield                   62,831.42       55,248.32
     Principal additions:
  39  Number of loans
  40  Transfers from Pre-Funding Account                      0.00            0.00
     Principal reductions:
  41  Prepayments - number
  42  Prepayments - dollar                                    0.00            0.00
  43  Net Liquidation Proceeds                                0.00            0.00
  44  Curtailments                                            0.00            0.00
  45  Normal and excess payments                              0.00            0.00
  46  Pre-Funding Account Transfer                            0.00            0.00
                                                   ----------------------------------------------
  47 Total principal Remittance                               0.00            0.00
  48 Additional principal reduction                           0.00            0.00
                                                   ==============================================
  49 Total remittance                                    62,831.42       55,248.32           0.00
                                                   ==============================================
  50 Current Month Realized Loss - number
  51 Current Month Realized Loss - dollar
  52 Number of Loans
     Class principal balance - end of month
  53 Loan balance                                     9,999,695.46    8,499,741.14
  54 Pre-Funding Account Balance                              0.00            0.00
  55 Additional principal reduction,  LTD                     0.00            0.00
  56 Realized losses, LTD                                     0.00            0.00
                                                   -------------------------------
  57 Total Class A principal                          9,999,695.46    8,499,741.14
  58 Class factor per loan balance                      12.0478259%     10.2406520%
  59 Class factor per class balance                     12.0478259%     10.2406520%


                     ALLIANCE FUNDING COMPANY
    by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                       Designated Servicer
                      SERVICER'S CERTIFICATE

                        1996-1 Sub-Pool 1

        In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996
           Lee Servicing Company reports the following information pertaining to Series 1996-1 Sub-Pool 1 for
               July 25, 1996, the Remittance date.

                  Due period ended: July 1, 1996
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   3 of 4
                                                          Total                Class A1          Class A2
                                                          -----                --------          --------
  60 Weighted Note Rate - THIS remittance               11.35403%
  61 Weighted Note Rate - NEXT remittance               11.35407%
  62      Pass-Through Rate - THIS remittance                                    6.52000%          6.84000%

  63 Weighted Average Remaining Term                      222.60

  64 Original Pool - Principal Balance                  52,491,569.72      13,913,428.12     22,134,999.28
  65 Original Pool - Pre-Funding Account                30,508,430.28       8,086,571.88     12,865,000.72
  66 Original Pool - Additonal Principal Reduction               0.00               0.00              0.00
                                                    -------------------------------------------------------
  67 Original Pool Total                                83,000,000.00      22,000,000.00     35,000,000.00

  68 Original Pool - Number of Loans                         864
- -----------------------------------------------------------------------------------------------------------------------------------


                                                          Class A3           Class A4         Class A5
                                                          --------           --------         --------
  60 Weighted Note Rate - THIS remittance
  61 Weighted Note Rate - NEXT remittance
  62      Pass-Through Rate - THIS remittance                7.12000%           7.54000%         7.80000%

  63 Weighted Average Remaining Term

  64 Original Pool - Principal Balance                  4,743,214.13       6,324,285.51    5,375,642.68
  65 Original Pool - Pre-Funding Account                2,756,785.87       3,675,714.49    3,124,357.32
  66 Original Pool - Additonal Principal Reduction              0.00               0.00            0.00
                                                    ----------------------------------
  67 Original Pool Total                                7,500,000.00      10,000,000.00    8,500,000.00

  68 Original Pool - Number of Loans

- -----------------------------------------------------------------------------------------------------------------------------------

CLASS A OVER-COLLATERALIZATION RECONCILIATION
                                                       Beg.of Month       Current Month      End of Month
                                                 ---------------------------------------------------------
  69 Additional Principal Reduction,  LTD                  746,428.68         242,634.04        989,062.72
  70 Less:  Realized Losses, LTD                                 0.00               0.00              0.00
                                                 ---------------------------------------------------------
  71 Over-collateralization of Principal                   746,428.68         242,634.04        989,062.72
                                                 =========================================================

  72 Base Overcollateralization Required                                                      4,150,000.00
  73 Required Over-collateralication Amount                                                   4,150,000.00

CURRENT MONTH SUBORDINATED AMOUNT                      Beg.of Month       Current Month      End of Month
                                                 ---------------------------------------------------------
  74 Original Subordinated Amount                                             N/A             8,798,000.00
  75 Less:  Cummulative Realized Losses                          0.00               0.00              0.00
  76 Plus:  Cummulative Additional Proceeds                      0.00               0.00              0.00
                                                 =========================================================
  77 Current Subordinated Amount                                 0.00                         8,798,000.00
                                                 =========================================================
NONRECOVERABLE ADVANCE RECONCILIATION

  78 Beginning of Month                                                             0.00
  79 Current Month Unpaid Nonrecoverable Advance                                    0.00
  80 Less: Current Month Reimbursment                                               0.00
                                                                     ===================
  81 End of Month                                                                   0.00
                                                                     ===================

- -----------------------------------------------------------------------------------------------------------------------------------


                     ALLIANCE FUNDING COMPANY
    by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                       Designated Servicer
                      SERVICER'S CERTIFICATE

                        1996-1 Sub-Pool 1

        In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996
           Lee Servicing Company reports the following
      information pertaining to Series 1996-1 Sub-Pool 1 for
               July 25, 1996, the Remittance date.

                  Due period ended: July 1, 1996
                                                                                                            4 of 4
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                               Class              Class
                                                                                 A1                A2
                                                 ----------------------------------------------------------
  82 Total Class Principal - Original Pool             $83,000,000.00     $22,000,000.00    $35,000,000.00
  83 Interest Remittance Amount                            462,681.35         100,609.05        199,493.92
  84 Interest Rate Factor / 1000                             5.574474           4.573139          5.699826

  85 Total Principal Collections                           841,085.84         841,085.84              0.00
  86 Prefunding Account Transfer                                 0.00               0.00              0.00
  87 Additional Principal Reduction                        242,634.04         242,634.04              0.00
                                                 ----------------------------------------------------------
  88 Principal Remittance Amount                         1,083,719.88       1,083,719.88              0.00
  89 Principal Payment Factor/1000                          13.056866          49.259995          0.000000
  90 Principal Factor                                      944.956924         792.421925        999.969546


  91 Prior Month Principal Factor                          958.013790         841.681920        999.969546



                                                         Class             Class             Class
                                                          A3                 A4               A5
                                                 ----------------------------------------------------
  82 Total Class Principal - Original Pool           $7,500,000.00     $10,000,000.00   $8,500,000.00
  83 Interest Remittance Amount                          44,498.64          62,831.42       55,248.32
  84 Interest Rate Factor / 1000                          5.933152           6.283142        6.499802

  85 Total Principal Collections                              0.00               0.00            0.00
  86 Prefunding Account Transfer                              0.00               0.00            0.00
  87 Additional Principal Reduction                           0.00               0.00            0.00
                                                 ----------------------------------------------------
  88 Principal Remittance Amount                              0.00               0.00            0.00
  89 Principal Payment Factor/1000                        0.000000           0.000000        0.000000
  90 Principal Factor                                   999.969546         999.969546      999.969546


  91 Prior Month Principal Factor                       999.969546         999.969546      999.969546

- -----------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

          In accordance with section 6.08 of the Pooling and Servicing
        Agreement dated as of March 01, 1996 and the Insurance Agreement dated as of March 22, 1996, Lee Servicing Company reports the following information pertaining to series 1996-1 Sub Pool 2 for
                       July 25, 1996, the Remittance date.

                           Period Ended: July 1, 1996
- -------------------------------------------------------------------------------
                                                                    Page 1 of 4

   1 Total Actual Principal Collections                           1,657,282.79
   2 Total Actual Interest Collections                              600,065.47
   3 Additional Proceeds                                                  0.00
                                                             -----------------
   4 Total Collections                                            2,257,348.26

     Monthly Advance
   5      Delinquent Interest                                        44,657.75
   6      Compensating Interest                                       4,775.18
   7      Amounts Held for Future Distributions                           0.00
   8      Supplemental Interest                                           0.00
                                                             -----------------
   9 Available Remittance Amount:                                 2,306,781.19

  10 Less:     Service Fees                                          41,096.39
  11                Expense Account Deposit                           1,948.12

  12 Deposits/Withdrawals for Cross Collaterlization                      0.00
                                                             -----------------
  13 Adjusted Remittance Amount:                                  2,263,736.68

     Remaining Amount Available:

  14           Adjusted Remittance Amount                         2,263,736.68
  15           Insured Payments                                           0.00
  16           Insurance Account Deposit @ 13bp                       8,767.76
                  the ending Class A P-balance
  17           Class Remittance Amounts                           2,254,968.92
  18           Non-Recoverable Advances not
                  previously reimbursed                                   0.00
                                                             -----------------
  19 Total Remaining Amount Available:                                    0.00
                                                             =================

     Amount of Reimbursements Pursuant to Sec. 5.04

  20      Servicing Fee                                                   0.00
  21      Monthly Advances and Servicer Advances                          0.00
  22      Other Mortgage Payments                                         0.00
  23      Interest Earned on P&I Deposits                                 0.00
  24      Additional Servicing Compensation                               0.00
- -------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 01, 1996 and the Insurance Agreement
          dated as of March 22, 1996, Lee Servicing Company reports the following information pertaining to series 1996-1 Sub Pool 2 for
                       July 25, 1996, the Remittance date.

                           Period Ended: July 1, 1996

- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 2 of 4
                                                                 Total          Class 2-A                     Class R
                                                                 -----          ---------                     -------
  25 Number of Loans                                               717
  26 Opening Loan balance                                   82,590,457.73    82,590,457.73
  27 Additional principal reduction, LTD                     3,008,552.97     3,008,552.97
  28 Realized losses, LTD                                            0.00             0.00
  29 Carryforward amount                                             0.00             0.00
                                                        ----------------------------------
  30 Total Class Principal Balance                          79,581,904.76    79,581,904.76
  31      Pool factor per loan balance                         99.5065756%      99.5065756%
  32      Factor per class balance                            100.0000000%     100.0000000%
  33 Class R Remittance                                        211,392.91                                   211,392.91
  34 Additional Principal due Class A                         (211,392.91)                                 (211,392.91)
  35 Deposits/Withdrawals for Cross Collaterlization                 0.00                                         0.00
  36 Interest remittance                                       386,293.22       386,293.22
     Principal reductions:
  37           Prepayments - number                                 13               13
  38           Prepayments - dollar                          1,613,478.76     1,613,478.76
  39           Net Liquidation Proceeds                              0.00             0.00
  40           Curtailments                                          0.00             0.00
  41           Normal and excess payments                       43,804.03        43,804.03
                                                        --------------------------------------------------------------
  42 Total principal Remittance                              1,657,282.79     1,657,282.79
  43 Additional principal reduction                            211,392.91       211,392.91
                                                        ==============================================================
  44 Total remittance                                        2,254,968.92     2,254,968.92                        0.00
                                                        ==============================================================
  45 Carryforward Amount                                             0.00
  46 Current Month Realized Loss - number                            0
  47 Current Month Realized Loss - dollar                            0.00
  48           Number of Loans                             #       704
     Class principal balance - end of month
  49 Loan balance                                           80,933,174.94    80,933,174.94
  50 Additional principal reduction,  LTD                    3,219,945.88     3,219,945.88
  51 Realized losses, LTD                                            0.00             0.00
  52 Carryforward amount                                             0.00             0.00
                                                        ----------------------------------
  53 Total Class A principal                                77,713,229.06    77,713,229.06
  54 Class factor per loan balance                             97.5098493%      97.5098493%
  55 Class factor per class balance                            93.6303965%      93.6303965%
- -----------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 01, 1996 and the Insurance Agreement
          dated as of March 22, 1996, Lee Servicing Company reports the following information pertaining to series 1996-1 Sub Pool 2 for
                       July 25, 1996, the Remittance date.

                           Period Ended: July 1, 1996

- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 3 of 4
                                                                        Total           Class A1
                                                                        -----           --------
  56 Weighted Note Rate:                                                9.49092%
  57 Weighted Note Rate Next Remittance:                                 9.63913%

  58 Pass-Through Rate:                                                  5.82484%         5.82484%

  59 Related Remittance Period                                      25-Jun-96           thru         24-Jul-96

  60 Days in Related Period:                                            30

  61 Weighted Average Remaining Term                                  355.32

  62 Original Pool - Principal Balance                             57,027,110.90    57,027,110.90
  63 Original Pool - Pre-Funding Account                           28,407,783.59    28,407,783.59
  64 Original Pool - Additional Principal Reduction                 2,434,894.49     2,434,894.49
                                                               ----------------------------------
  65 Original Pool Total                                           83,000,000.00    83,000,000.00
  66 Original Pool - Number of Loans                                   318

- -----------------------------------------------------------------------------------------------------------------------------------

     CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                               Beginning of Month  Current Month   End of Month
                                                               ------------------------------------------------
  67 Additional Principal Reduction, LTD                            3,008,552.97       211,392.91  3,219,945.88
  68 Less:  Realized Losses, LTD                                            0.00             0.00          0.00
  69 Deposits/Withdrawals from Cross Collaterlization                       0.00             0.00          0.00
                                                               ================================================
  70 Overcollateralization of Principal                             3,008,552.97       211,392.91  3,219,945.88
                                                               ================================================

  71 Base Overcollateralization Requirement                                                        4,058,157.00

     CURRENT MONTH SUBORDINATED AMOUNT                         Beginning of Month  Current Month   End of Month
                                                               ------------------------------------------------
  72 Original Subordinated Amount                                   9,269,686.00        N/A        9,269,686.00
  73 Less:  Cumulative Realized Losses                                      0.00             0.00          0.00
  74 Plus:  Cumulative Additional Proceeds                                  0.00             0.00          0.00
                                                               ================================================
  75 Current Subordinated Amount                                    9,269,686.00                   9,269,686.00
                                                               ================================================

     NONRECOVERABLE ADVANCE RECONCILIATION
  76 Beginning of Month                                                     0.00
  77 Current Month Unpaid Nonrecoverable Advance                            0.00
  78 Less: Current Month Reimbursment                                       0.00
                                                                =================
  79 End of Month                                                           0.00
                                                                =================

- -----------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 01, 1996 and the Insurance Agreement
          dated as of March 22, 1996, Lee Servicing Company reports the following information pertaining to series 1996-1 Sub Pool 2 for
                       July 25, 1996, the Remittance date.

                           Period Ended: July 1, 1996
     --------------------------------------------------------------------------
                                                                    Page 4 of 4

                                                                      Class
                                                                       A1
                                                -------------------------------

  80 Total Class Principal - Original Pool      $83,000,000.00   $83,000,000.00
  81 Interest Remittance Amount                     386,293.22       386,293.22
  82 Interest Rate Factor / 1000                      4.654135         4.654135

  83 Total Principal Collections                  1,657,282.79     1,657,282.79
  84 Additional Principal Reduction                 211,392.91       211,392.91
                                                -------------------------------
  85 Principal Remittance Amount                  1,868,675.70     1,868,675.70
  86 Principal Payment Factor/1000                   22.514165        22.514165
  87 Principal Factor                               936.303964       936.303964


  88 Prior Month Principal Factors                  958.818129       958.818129



     --------------------------------------------------------------------------